                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1612A
                                     DATED: NOVEMBER 17, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Prime (Prior Day H.15)


INDEX MATURITY:           One Day


TRADE DATE:               November 17, 1997


SETTLEMENT DATE:          November 21, 1997


MATURITY DATE:            November 23, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -2.800%


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   The 23rd of February, May, August and November commencing February
                          1998 through Maturity subject to Following Business Day Convention.


INITIAL INTEREST RATE:    5.70%


FORM:                     Book-entry

